UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2016

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37501	80-0848819
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

6295 Allentown Boulevard

Suite 1

Harrisburg, Pennsylvania 17112

(Address of Principal Executive Offices, including Zip Code)

(717) 657-2300

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Credit Agreement

On January 29, 2016, Ollie’s Holdings, Inc., a Delaware corporation (“Lead Borrower”), Ollie’s Bargain Outlet, Inc., a Pennsylvania corporation (“Ollie’s”, and together with the Lead Borrower, the “Borrowers”) and Bargain Parent, Inc., a Delaware corporation (“Parent”), each a subsidiary of Ollie’s Bargain Outlet Holdings, Inc., a Delaware corporation (the “Company”), entered a credit agreement (the “Credit Agreement”), dated as of January 29, 2016, with Manufacturers and Traders Trust Company as administrative agent (in such capacity, the “Administrative Agent”), the other agents party thereto and the lenders party thereto.

The Credit Agreement provides for (i) a five-year $200.0 million term loan facility (the “Term Loan Facility”) and (ii) a five-year $100.0 million revolving credit facility, which includes a $25.0 million sub-facility for letters of credit and a $25.0 million sub-facility for swingline loans (the “Revolving Credit Facility”, and collectively with the Term Loan Facility, the “Facilities”). The loans under each Facility mature on January 29, 2021. The Facilities are guaranteed by each Borrower and Parent, and are secured by associated collateral agreements which pledge a lien on substantially all of the assets of the Borrowers and Parent, including inventory, fixed assets and intangibles.

On January 29, 2016, $200 million of term loans were borrowed under the Term Loan Facility by Ollie’s. Ollie’s used the proceeds of these term loans, together with cash on hand, to repay the Borrowers’ previous credit facilities comprised of term loans and a revolving credit facility (collectively, the “Previous Facilities”), which were scheduled to mature on September 28, 2019 and September 28, 2017, respectively. The repayment of the Previous Facilities is described further in Item 1.02 of this Current Report on Form 8-K. On January 29, 2016, there were no outstanding borrowings under Revolving Credit Facility, although certain letters of credit that were issued under the previous revolving credit facility rolled into the Revolving Credit Facility.

The Term Loan Facility is subject to amortization of principal, payable in quarterly installments on the last day of each fiscal quarter prior to maturity (each such date, the “Term Loan Installment Date”), commencing on April 30, 2016, equal to the amounts set forth below for the relevant Term Loan Installment Date:

Term Loan Installment Date	Amount
Each Term Loan Installment Date that occurs on or prior to January 29, 2018	$1,250,000
Each Term Loan Installment Date that occurs after January 29, 2018	$2,500,000

The remaining initial aggregate advances under the Term Loan Facility are payable at the maturity of the Term Loan Facility.

The Term Loan Facility and the Revolving Credit Facility bear interest at rates based upon, at the option of the Lead Borrowers, either (i) the base rate plus a margin of between 75 and 125 basis points depending on the total leverage ratio of the Lead Borrower and its restricted subsidiaries on a consolidated basis (the “Total Leverage Ratio”) and (ii) the Eurodollar rate plus a margin of between 175 and 225 basis points depending on the Total Leverage Ratio. Until the delivery of the initial financial statements under the Credit Agreement, the Term Loan Facility and the Revolving Credit Facility bear interest, at the option of the Lead Borrower, at either (i) the base rate plus a margin of 125 basis points or (ii) the Eurodollar rate plus a margin of 225 basis points. In addition, the Lead Borrower will pay an unused commitment fee of between 25 and 37.5 basis points on the undrawn commitments under the Revolving Credit Facility, also depending on the Total Leverage Ratio.

Under the Credit Agreement, the Borrowers (and in certain circumstances, Parent) and its restricted subsidiaries are subject to customary affirmative, negative and financial covenants, and events of default for facilities of this type (with customary grace periods, as applicable, and lender remedies).

The foregoing summary of the Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Credit Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement

On January 29, 2016, using proceeds from the borrowings of term loans under the Credit Agreement and cash on hand, the Borrowers repaid in full all outstanding amounts, being outstanding term loans in an approximate amount of $214.0 million, together with accrued interest, fees and other related amounts, under the credit agreement, dated as of September 28, 2012, as amended from time to time (the “2012 Term Loan Credit Agreement”), by and among the Borrowers, Parent, the lenders party thereto from time to time, Jefferies Finance LLC, as administrative agent, and the other parties party thereto from time to time. Following this repayment, the 2012 Term Loan Credit Agreement was terminated. A summary of the terms of the 2012 Term Loan Credit Agreement is included in the Company’s Amendment No. 3 to its registration statement on Form S-1 (File no: 333-204942) filed on July 8, 2015 and is qualified in its entirety by the full text of the 2012 Term Loan Credit Agreement which is filed at Exhibit 10.5 to the Company’s registration statement on Form S-1 (File no: 333-204942) filed on June 15, 2015 and is incorporated by reference herein.

On January 29, 2016, using cash on hand, the Borrowers repaid in full all outstanding amounts owing, being accrued interest and fees in an approximate amount of $0.1 million, under the credit agreement, dated as of September 28, 2012, as amended from time to time (the “2012 ABL Credit Agreement”), by and among the Borrowers, Parent, the lenders party thereto from time to time, Manufacturers and Traders Trust Company, as administrative agent, and the other parties party thereto from time to time. Following this repayment, the 2012 ABL Credit Agreement was terminated. A summary of the terms of the 2012 ABL Credit Agreement is included in the Company’s Amendment No. 3 to its registration statement on Form S-1 (File no: 333-204942) filed on July 8, 2015 and is qualified in its entirety by the full text of the 2012 ABL Credit Agreement which is filed at Exhibit 10.1 to the Company’s registration statement on Form S-1 (File no: 333-204942) filed on June 15, 2015 and is incorporated by reference herein.

No prepayment penalties or premiums were paid in connection with the repayment of the Previous Facilities.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrange of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference

Item 9.01.	Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1	Credit Agreement, dated as of January 29, 2016, by and among Ollie’s Holdings, Inc., a Delaware corporation, Ollie’s Bargain Outlet, Inc., a Pennsylvania corporation, and any subsidiary loan party that becomes a Borrower pursuant to the terms thereto, as borrowers, Bargain Parent, Inc., a Delaware corporation, as parent, Manufacturers and Traders Trust Company, as administrative agent, the other agents party thereto and the lenders party thereto.

10.2	Guarantee and Collateral Agreement, dated as of January 29, 2016, by and among Bargain Parent, Inc., Ollie’s Holdings, Inc. and certain Subsidiaries of Ollie’s Holdings, Inc. in favor of Manufacturers and Traders Trust Company, as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has du1y caused this report to be signed on its behalf by the undersigned hereunto du1y authorized.

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.

Date: February 2, 2016	By:	/s/John Swygert
	Name:	John Swygert
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Credit Agreement, dated as of January 29, 2016, by and among Ollie’s Holdings, Inc., a Delaware corporation, Ollie’s Bargain Outlet, Inc., a Pennsylvania corporation, and any subsidiary loan party that becomes a Borrower pursuant to the terms thereto, as borrowers, Bargain Parent, Inc., a Delaware corporation, as parent, Manufacturers and Traders Trust Company, as administrative agent, the other agents party thereto and the lenders party thereto.

10.2	Guarantee and Collateral Agreement, dated as of January 29, 2016, by and among Bargain Parent, Inc., Ollie’s Holdings, Inc. and certain Subsidiaries of Ollie’s Holdings, Inc. in favor of Manufacturers and Traders Trust Company, as Administrative Agent.